UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CBIZ, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This filing contains the following communications:

1.	An email sent by CBIZ, Inc. (the “Company”) to its employees relating to the Company’s entry into a definitive agreement to be acquired by Grant Thornton Advisors (the “Transaction”).

2.	A message to clients posted by the Company on its website in connection with the Transaction.

3.	An FAQ posted by the Company on its website in connection with the Transaction.

1.	On July 29, 2026, the following email was sent by the Company to its employees:

Team,

Today, we announced that CBIZ has entered into a definitive agreement to be acquired by Grant Thornton Advisors in an all-cash transaction for $55.00 per share.

This is an important milestone for CBIZ. Together, we will create a clearly differentiated professional services, tax and advisory firm serving small and medium-sized businesses, better positioned to support our clients and create more growth opportunities for our people. We will be combining deep subject-matter expertise and industry knowledge with greater scale, global reach, a broader range of services and enhanced technology capabilities.

This decision was not made lightly. As President and CEO as well as a member of the Board, I know how carefully the Board considered what this transaction would mean for CBIZ, our clients, our people and our future. The Board conducted a rigorous and thoughtful process to evaluate this proposal, the opportunities it creates for our clients, team members, and shareholders, and the long-term evolution of our industry. Ultimately, we concluded that Grant Thornton Advisors represents the best home for CBIZ, providing the strongest path forward for the company and the greatest opportunity for our people.

As part of a larger, more diversified platform, our team members will benefit from expanded career paths, greater opportunities to work across services and geographies, and continued investment in talent, technology, AI, data and innovation.

Until the transaction closes, CBIZ and Grant Thornton Advisors will continue operating as separate companies. Your day-to-day responsibilities, reporting relationships and client work remain unchanged. We know you will have questions about what this may mean for your role, and future opportunities, and we’ll continue sharing updates as decisions are made.

Following the close, CBIZ’s Benefits and Insurance Services segment will be separated into a new stand-alone entity backed by New Mountain Capital. The separation creates a new leading firm dedicated to insurance, retirement and payroll services — providing new opportunities to the clients and team members in that segment.

Please direct any media or external inquiries to Amy McGahan, Director of Corporate & Strategic Communications, at amy.mcgahan@cbiz.com.

I am deeply proud of all that we have accomplished together and grateful for the talent, dedication and commitment that have made CBIZ what it is today. We have built something truly special, and this next chapter gives us the opportunity to accelerate momentum forward, create even greater possibilities for our people and clients, and continue shaping a future we can all continue to be proud of. I am excited about what lies ahead and confident in what we will achieve together.

We will be hosting an all team member call this morning at 11:00am ET. Please do your best to join.

Jerry

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between CBIZ, Inc. (“CBIZ”) and Grant Thornton Advisors LLC and certain affiliates of Grant Thornton Advisors LLC (together, “Grant Thornton,” and any such transaction, the “proposed transaction”). In this context, forward-looking statements generally are identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of July 28, 2026 (the “Merger Agreement”), if at all, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on CBIZ’s and Grant Thornton’s current expectations with respect to the transactions contemplated by the Merger Agreement and are subject to risks and uncertainties, which may cause actual results to differ materially from CBIZ’s and Grant Thornton’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, or that the required approval by the shareholders of CBIZ may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by CBIZ and Grant Thornton, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance and results of operations of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of CBIZ and Grant Thornton, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or completion of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which CBIZ and Grant Thornton operate; (13) actions by third parties, including government agencies and rating agencies; (14) risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, partners, or other counterparties; (16) risks that any announcements relating to the proposed transaction could have adverse effects on the market price of CBIZ’s common stock, credit ratings, or operating results, and may have an adverse effect on the ability of CBIZ to retain and hire key personnel, retain customers, and maintain relationships with business partners, suppliers and customers; (17) the risk that the market price of CBIZ’s common stock may decline if the proposed transaction is not completed, and (18) the other risk factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other sections of CBIZ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026, as amended on March 2, 2026 and any subsequent amendments, and subsequent filings with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither CBIZ nor Grant Thornton undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction and the solicitation of proxies for the proposed transaction, CBIZ intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will contain important information about the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement or any other document that CBIZ may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CBIZ ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED BY CBIZ WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and CBIZ’s other filings with the SEC also will be available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings.

Participants in the Solicitation

CBIZ and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the names of such directors and executive officers and their respective interests in CBIZ by security holdings or otherwise is set forth in CBIZ’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of shareholders, filed with the SEC on April 2, 2026 (the “2026 Annual Proxy”). Please refer to the sections captioned “Executive Compensation,” “Summary Compensation Table,” “2025 Grants of Plan-Based Awards,” “Outstanding Equity Awards At 2025 Fiscal Year-End,” “Option Exercises And Stock Vested In 2025,” “2025 Non-Qualified Deferred Compensation,” “Potential Payments upon Termination or Change in Control,” “Director Compensation,” “2025 Director Compensation Table,” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Annual Proxy. To the extent that certain CBIZ participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Annual Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D or 13G filed with the SEC. Such filings and the 2026 Annual Proxy are available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in CBIZ’s Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction.

2.	On July 29, 2026, the following message to clients was posted on the Company’s website:

Today, CBIZ announced that we have entered into a definitive agreement to be acquired by Grant Thornton Advisors.

This combination will bring together two highly complementary organizations and create a stronger, broader professional services, tax and advisory firm with greater scale, global reach, expanded capabilities and increased investment in technology and innovation.

For you, the combination is expected to provide access to deeper subject-matter expertise, greater industry knowledge, and a broader range of enhanced services and capabilities. Just as importantly, our commitment to quality, responsiveness and personal service will remain unchanged.

Until the transaction closes, CBIZ and Grant Thornton Advisors will continue to operate as separate firms, and it remains business as usual. Your CBIZ team, points of contact and day-to-day service will not change as a result of today’s announcement.

Following the close, CBIZ’s Benefits and Insurance Services segment will be separated into a new stand-alone entity backed by New Mountain Capital. The separation will create a new leading firm in insurance, retirement and payroll services while maintaining a strong focus on serving clients in those businesses. Until the transaction closes, there are no changes to your team, points of contact or the services you receive.

We are enthusiastic about the opportunities this combination will create for our clients, and we look forward to sharing additional information as the process moves forward. Thank you for your continued trust and support. We value our relationship and look forward to continuing to serve you.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between CBIZ, Inc. (“CBIZ”) and Grant Thornton Advisors LLC and certain affiliates of Grant Thornton Advisors LLC (together, “Grant Thornton,” and any such transaction, the “proposed transaction”). In this context, forward-looking statements generally are identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of July 28, 2026 (the “Merger Agreement”), if at all, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on CBIZ’s and Grant Thornton’s current expectations with respect to the transactions contemplated by the Merger Agreement and are subject to risks and uncertainties, which may cause actual results to differ materially from CBIZ’s and Grant Thornton’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, or that the required approval by the shareholders of CBIZ may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by CBIZ and Grant Thornton, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance and results of operations of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of CBIZ and Grant Thornton, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or completion of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which CBIZ and Grant Thornton operate; (13) actions by third parties, including government agencies and rating agencies; (14) risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, partners, or other counterparties; (16) risks that any announcements relating to the proposed transaction could have adverse effects on the market price of CBIZ’s common stock, credit ratings, or operating results, and may have an adverse effect on the ability of CBIZ to retain and hire key personnel, retain customers, and maintain relationships with business partners, suppliers and customers; (17) the risk that the market price of CBIZ’s common stock may decline if the proposed transaction is not completed, and (18) the other risk factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other sections of CBIZ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026, as amended on March 2, 2026 and any subsequent amendments, and subsequent filings with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither CBIZ nor Grant Thornton undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction and the solicitation of proxies for the proposed transaction, CBIZ intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will contain important information about the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement or any other document that CBIZ may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CBIZ ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED BY CBIZ WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (www.sec.gov). These documents, once available, and CBIZ’s other filings with the SEC also will be available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings.

Participants in the Solicitation

CBIZ and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the names of such directors and executive officers and their respective interests in CBIZ by security holdings or otherwise is set forth in CBIZ’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of shareholders, filed with the SEC on April 2, 2026 (the “2026 Annual Proxy”). Please refer to the sections captioned “Executive Compensation,” “Summary Compensation Table,” “2025 Grants of Plan-Based Awards,” “Outstanding Equity Awards At 2025 Fiscal Year-End,” “Option Exercises And Stock Vested In 2025,” “2025 Non-Qualified Deferred Compensation,” “Potential Payments upon Termination or Change in Control,” “Director Compensation,” “2025 Director Compensation Table,” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Annual Proxy. To the extent that certain CBIZ participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Annual Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D or 13G filed with the SEC. Such filings and the 2026 Annual Proxy are available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in CBIZ’s Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction.

3.	On July 29, 2026, the following FAQ was posted on the Company’s website in connection with the Transaction:

1.	What did CBIZ announce?

CBIZ announced that it has entered into an agreement to be acquired by Grant Thornton Advisors for $55.00 per share in cash.

The combined company is expected to bring together CBIZ’s deep client relationships and expertise with Grant Thornton Advisors’ broad industry coverage, extensive service offerings, global reach, and resources to invest in technology, AI, and next-generation client services.

Upon closing, Grant Thornton in the U.S. is expected to become the fifth-largest provider of professional services, tax and advisory services, with more than $5 billion in annual domestic revenue. The transaction represents the largest of its kind in more than 25 years.

With the combination, the Grant Thornton Advisors multinational platform will have a footprint that spans more than 20 countries and territories, generates nearly $7.5 billion in revenue and employs more than 34,500 professionals across the Americas, Europe, the Middle East and the Asia-Pacific region.

2.	What does this mean for me?

Today, there are no changes to your day-to-day responsibilities. Until the transaction closes, CBIZ and Grant Thornton Advisors remain separate companies. As integration planning progresses, we’ll communicate updates as decisions are made.

We believe this combination creates new opportunities for team members, from broader career paths to expanded services and continued investment in technology and development.

Our commitment to our clients doesn’t change. They should continue to receive the same high level of service they’ve always expected from us.

3.	Why is CBIZ pursuing this transaction?

The Board believes the transaction provides compelling and certain value for CBIZ shareholders while creating enhanced opportunities for our clients and our people.

The combination is expected to:

•

Build a differentiated professional services, tax and advisory firm. The combined firm will be better positioned to serve clients at all stages of growth with enhanced service offerings, multinational reach and premier technological resources across accounting, audit and assurance, tax, advisory, consulting, and technology.

•

Accelerate technology and AI-enabled service delivery. The combined firm will benefit from scaled investments in automation, data, and technology, including AI-enabled advisory services to help clients increase speed and efficiency.

•

Strengthen client experience and service quality. The combined firm will maintain a strong focus on quality, trust, and client service, reflecting our ongoing commitment to the small and medium-sized businesses and purpose-built operating model.

•

Increase the ability to invest in innovation, talent, and technology, creating even more opportunities for team members to grow, build rewarding careers and do their best work. The company will be the employer of choice for top talent in the industry, positioning the organization for long-term success in a fast-moving marketplace.

4.	Why Grant Thornton Advisors?

Grant Thornton Advisors is a highly complementary organization with strong industry expertise, expanded global capabilities, and a shared commitment to quality and client service. Together, we believe we can accelerate our vision to become the leading professional services, tax and advisory firm to small and medium-sized businesses. We will be able to better serve middle-market clients and create more opportunities for our people. Grant Thornton Advisors’ plans to invest in talent and technology are aligned with our own and advance our shared focus on being the employer of choice in our industry.

5.	How was the purchase price of $55.00 per share determined?

CBIZ received a proposal from Grant Thornton Advisors and New Mountain Capital, Grant Thornton Advisors’ financial partner. The Board, with the assistance of its legal and financial advisors, carefully evaluated the proposal and negotiated the terms of the transaction.

In doing so, the Board considered, among other things, CBIZ’s recent trading performance, the broader professional services market environment, and the value represented by the $55.00 per share cash consideration. Following that review, the Board determined that the transaction provides compelling and certain value to CBIZ shareholders and is in the best interests of the company and its shareholders.

The transaction is valued at approximately $5 billion in enterprise value. Under the terms of the agreement, CBIZ shareholders will receive $55.00 in cash per share. This represents a premium of approximately 54% to CBIZ’s 30-day volume-weighted average share price.

6.	Was CBIZ actively looking to sell the company?

No, the CBIZ Board and management team were focused on executing on the Company’s strategic plan. However, as a publicly traded company, the Board and management team have an obligation to evaluate opportunities to further enhance shareholder value and strengthen our long-term strategic goals.

Following receipt of the proposal from Grant Thornton Advisors and New Mountain Capital, the Board determined that the transaction with Grant Thornton Advisors and New Mountain Capital represents the best path forward for CBIZ and its shareholders.

7.	What happens next?

The closing of the transaction is subject to the satisfaction of customary closing conditions, including approval by CBIZ shareholders, receipt of required regulatory approvals, the expiration or termination of applicable waiting periods, and the satisfaction of other customary conditions.

Until the transaction closes, CBIZ remains an independent company and will continue to operate as usual.

The transaction is expected to close in the fourth quarter of 2026.

8.	Does this mean we will become a private company?

Yes – once we merge with Grant Thornton Advisors, the combined entity will be a privately held company. Until the transaction closes, CBIZ will remain a publicly traded, independent company and will continue to operate separately from Grant Thornton Advisors.

9.	When will the transaction close?

The transaction is expected to close in the fourth quarter of 2026, subject to the satisfaction of customary closing conditions.

We will provide updates as appropriate as the process moves forward.

10.	What does the transaction mean for the ESPP rescission offer?

This communication is not an offer in any respect and is solely for informational purposes.

Any offer will only be made if and when CBIZ files a registration statement with the SEC.

The ESPP rescission offer that CBIZ intends to make is a separate matter (related to CBIZ’s review of the ESPP and the registration or qualification status of certain ESPP shares) than the transaction. We expect that the ESPP rescission offer will not be conditioned upon the closing of the transaction and will expire and settle prior to the closing of the merger transaction.

11.	What is a Go-Shop? Does that mean someone else will buy us?

A go-shop is a provision in the merger agreement that allows CBIZ and its advisors, for a limited period, to proactively seek and consider alternative acquisition proposals. Even after a go-shop period, an alternative bid could emerge.

It does not mean that another buyer will emerge or that CBIZ will be sold to someone else. The announced transaction with Grant Thornton Advisors remains in place, and CBIZ continues to work toward completing it. If another party submits a proposal, the Board will evaluate it in accordance with its fiduciary duties and the terms of the merger agreement to determine whether it could result in a superior proposal.

12.	What does this announcement mean for the Benefits & Insurance Services segment?

The Benefits & Insurance Services segment is expected to become a new stand-alone entity backed by New Mountain Capital. The separation creates a new leading firm dedicated to insurance, retirement and payroll services — providing new opportunities to the clients and team members in that segment.

Until the transaction closes, there are no changes to day-to-day operations. It remains business as usual.

13.	Why is the Benefits & Insurance Services segment becoming a separate company?

The transaction is designed to create two stronger businesses with sharper focus. The Benefits & Insurance Services segment is expected to become a new stand-alone entity backed by New Mountain Capital. The separation creates a new leading firm dedicated to insurance, retirement and payroll services — providing new opportunities to the clients and team members in that segment.

14.	Will anything change for Benefits & Insurance Services employees right now?

No. Until the transaction closes, there are no changes to day-to-day responsibilities, reporting structures or client relationships. It remains business as usual while the transaction progresses.

15.	Will CBIZ retain its name and brand after the transaction closes?

No final decisions have been announced regarding the future name, brand architecture or market-facing identity of the combined organization.

Until the transaction closes, CBIZ will continue to operate under the CBIZ name and brand. Any future changes will be communicated as decisions are made.

16.	Will my role or job change?

There are no immediate changes to roles or responsibilities because of today’s announcement. Until the transaction closes, it is business as usual. As with any transaction of this size, integration planning will occur over time, and we’ll communicate openly as decisions are made.

17.	Will compensation, benefits, roles, or reporting relationships change?

There are no immediate changes to compensation, benefits, roles, or reporting relationships as a result of today’s announcement.

Until the transaction closes, CBIZ will continue to operate as an independent company. Decisions regarding the future organization and team member programs will be made through the integration planning process. We are committed to keeping team members informed as decisions are made.

18.	Does this affect my relationship with clients?

No. Our commitment to clients remains unchanged. We will continue to deliver the same high level of service, responsiveness, and expertise our clients expect from CBIZ.

Until the transaction closes, CBIZ remains an independent company and will continue to serve clients as usual.

19.	What should team members say if clients [or vendors] ask about the transaction?

Team members should not speculate or provide commentary beyond approved company messaging. Team members should also avoid speaking on behalf of the company unless authorized.

If you are in a client-facing role, please feel free to direct clients to the note on our website.

20.	What if I get a call from the media or investors?

Any media or investor inquiries should be directed to:

•	Media: Amy McGahan, Director of Corporate & Strategic Communications, amy.mcgahan@cbiz.com

•	Investor Relations: Chris Sikora, Vice President, Investor Relations & Corporate Finance, chris.sikora@cbiz.com

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between CBIZ, Inc. (“CBIZ”) and Grant Thornton Advisors LLC and certain affiliates of Grant Thornton Advisors LLC (together, “Grant Thornton,” and any such transaction, the “proposed transaction”). In this context, forward-looking statements generally are identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of July 28, 2026 (the “Merger Agreement”), if at all, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on CBIZ’s and Grant Thornton’s current expectations with respect to the transactions contemplated by the Merger Agreement and are subject to risks and uncertainties, which may cause actual results to differ materially from CBIZ’s and Grant Thornton’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, or that the required approval by the shareholders of CBIZ may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by CBIZ and Grant Thornton, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance and results of operations of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of CBIZ and Grant Thornton, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or completion of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which CBIZ and Grant Thornton operate; (13) actions by third parties, including government agencies and rating agencies; (14) risks that any debt financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, partners, or other counterparties; (16) risks that any announcements relating to the proposed transaction could have adverse effects on the market price of CBIZ’s common stock, credit ratings, or operating results, and may have an adverse effect on the ability of CBIZ to retain and hire key personnel, retain customers, and maintain relationships with business partners, suppliers and customers; (17) the risk that the market price of CBIZ’s common stock may decline if the proposed transaction is not completed, and (18) the other risk factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial

Condition and Results of Operations,” and other sections of CBIZ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026, as amended on March 2, 2026 and any subsequent amendments, and subsequent filings with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither CBIZ nor Grant Thornton undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction and the solicitation of proxies for the proposed transaction, CBIZ intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will contain important information about the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement or any other document that CBIZ may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CBIZ ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED BY CBIZ WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and CBIZ’s other filings with the SEC also will be available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings.

Participants in the Solicitation

CBIZ and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the names of such directors and executive officers and their respective interests in CBIZ by security holdings or otherwise is set forth in CBIZ’s definitive proxy statement on Schedule 14A for its 2026 annual meeting of shareholders, filed with the SEC on April 2, 2026 (the “2026 Annual Proxy”). Please refer to the sections captioned “Executive Compensation,” “Summary Compensation Table,” “2025 Grants of Plan-Based Awards,” “Outstanding Equity Awards At 2025 Fiscal Year-End,” “Option Exercises And Stock Vested In 2025,” “2025 Non-Qualified Deferred Compensation,” “Potential Payments upon Termination or Change in Control,” “Director Compensation,” “2025 Director Compensation Table,” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Annual Proxy. To the extent that certain CBIZ participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2026 Annual Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D or 13G filed with the SEC. Such filings and the 2026 Annual Proxy are available free of charge on CBIZ’s website at https://ir.cbiz.com/financial-information/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in CBIZ’s Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction.